                                                                                         Exhibit 23.1

                                 CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby  consent to the  incorporation  by reference in the  Registration  Statements  on Form S-8
(files  no.  333-14741,   333-31521,  333-66219,  333-83645,  333-93141,  333-43034,  333-56730  and
333-72980)  of eXcelon  Corporation  of our reports  dated March 29, 2002  relating to the financial statements and financial statement schedule, which appear in this Form 10-K/A.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2002